                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       6
                SIX-MONTH DIVIDEND HISTORY       6
                          TOP FIVE SECTORS       7
          NET ASSET VALUE AND MARKET PRICE       7
           Q&A WITH YOUR PORTFOLIO MANAGER       8
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      31
             NOTES TO FINANCIAL STATEMENTS      36
    TRUST OFFICERS AND IMPORTANT ADDRESSES      40

Long-term investment strategies can help you cope with uncertain markets.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 18, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your trust's performance into perspective, this report examines how your trust's portfolio manager invested your assets. Packed with information and insightful commentary, this report includes an interview with the trust manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                  - DIVERSIFY--Owning a portfolio that includes a
                    variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[RICHARD F. POWERS, III]

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY WAS STRONGER THAN EXPECTED IN THE FIRST QUARTER OF 2001, WITH FIRST-QUARTER GROSS DOMESTIC PRODUCT GROWING AT A PRELIMINARY 2 PERCENT PACE--DOUBLE THE RATE ANALYSTS WERE EXPECTING, BUT SLOWER THAN THAT EXPERIENCED IN RECENT YEARS. THIS GROWTH PROVIDED EVIDENCE THAT THE FEDERAL RESERVE'S (THE
FED) EFFORTS TO WARD OFF A RECESSION MIGHT BE TAKING HOLD. THE NEWS OF EXPANSION, COMING AS IT DID ON THE HEELS OF A HOST OF NEGATIVE CORPORATE EARNINGS REPORTS, COMPLICATED THE ECONOMIC LANDSCAPE AND CAUSED SOME TO WONDER IF FEARS OF A DOWNTURN WERE OVERSTATED.

CONSUMER SPENDING AND EMPLOYMENT
A STEADY STREAM OF LAYOFFS TOOK THEIR TOLL ON U.S. EMPLOYMENT. THE JOBLESS RATE ROSE 0.2 PERCENT IN APRIL TO AN ANNUALIZED 4.5 PERCENT. WHILE EXTREMELY LOW BY HISTORICAL STANDARDS, THIS WAS THE HIGHEST LEVEL OF UNEMPLOYMENT RECORDED IN MORE THAN TWO YEARS.

ALSO, AFTER A ONE-MONTH REVERSAL, APRIL CONSUMER CONFIDENCE SUNK TO ITS FEBRUARY LEVEL, THE LOWEST RECORDED SINCE 1996. MOUNTING LAYOFFS, RISING ENERGY COSTS AND A WEAKENING STOCK MARKET HELPED FUEL THE PESSIMISM. DESPITE THESE NEGATIVE FACTORS, CONSUMERS CONTINUED TO OPEN THEIR WALLETS, INCREASING THEIR SPENDING BY
3.1 PERCENT DURING THE YEAR'S FIRST QUARTER.

INTEREST RATES AND INFLATION
THE FED CUT INTEREST RATES FOUR TIMES THROUGH APRIL 30, CITING WEAK BUSINESS INVESTMENT AND THE NEGATIVE IMPACT OF A DECLINING STOCK MARKET ON CONSUMER SPENDING. TWO OF THE RATE REDUCTIONS WERE ESPECIALLY SURPRISING BECAUSE THEY CAME BETWEEN REGULARLY SCHEDULED FED POLICY MEETINGS. THIS DEPARTURE FROM CONVENTION SUGGESTS THE SERIOUSNESS WITH WHICH THE NATION'S CENTRAL BANK CONSIDERS THREATS TO FURTHER ECONOMIC GROWTH. ANALYSTS EXPECTED ANOTHER RATE CUT AT THE FED'S MAY MEETING. (NOTE: ON MAY 15, THE FEDERAL RESERVE CUT INTEREST RATES FOR THE FIFTH TIME IN AS MANY MONTHS--LOWERING RATES BY 0.50 PERCENT DURING ITS REGULARLY SCHEDULED MEETING.)

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE JUST 0.3 PERCENT IN APRIL 2001 AND 3.3 PERCENT FOR THE PREVIOUS 12 MONTHS. SOME ANALYSTS WERE PLEASED WITH THESE NUMBERS, BUT THEY ALSO NOTED THAT INCREASED SUMMER DEMAND FOR ELECTRICITY AND GASOLINE COULD RESULT IN HIGHER INFLATION LATER IN THE YEAR.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           2.00

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 1999--April 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2001)

------------------------------
NYSE Ticker Symbol - VKQ
------------------------------

                                                   MARKET(1)    NAV(2)
---------------------------------------------------------------------------
Six-month total return                               10.95%       4.51%
---------------------------------------------------------------------------
One-year total return                                11.53%      11.46%
---------------------------------------------------------------------------
Five-year average annual total return                 6.87%       5.80%
---------------------------------------------------------------------------
Life-of-Fund average annual total return              6.04%       6.87%
---------------------------------------------------------------------------
Commencement date                                              09/27/91
---------------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                          6.05%
---------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common stock price(4)                                     9.45%
---------------------------------------------------------------------------
Preferred share (Series A) rate(5)                                4.25%
---------------------------------------------------------------------------
Preferred share (Series B) rate(5)                                3.65%
---------------------------------------------------------------------------
Preferred share (Series C) rate(5)                                3.55%
---------------------------------------------------------------------------
Preferred share (Series D) rate(5)                                3.65%
---------------------------------------------------------------------------
Net asset value                                                  $15.17
---------------------------------------------------------------------------
Closing common stock price                                       $13.59
---------------------------------------------------------------------------
Six-month high common stock price (02/02/01)                     $14.30
---------------------------------------------------------------------------
Six-month low common stock price (11/28/00)                      $12.25
---------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2001
- AAA/Aaa............  59.7%   [PIE CHART]
- AA/Aa..............  10.2%
- A/A................   7.1%
- BBB/Baa............  11.9%
- BB/Ba..............   1.0%
- Non-Rated..........  10.1%
As of October 31, 2000
- AAA/Aaa............  53.6%   [PIE CHART]
- AA/Aa..............   8.6%
- A/A................  10.0%
- BBB/Baa............  15.0%
- BB/Ba..............   1.2%
- Non-Rated..........  11.6%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2001, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/00                                                                            0.071
12/00                                                                           0.0685
1/01                                                                            0.0685
2/01                                                                            0.0685
3/01                                                                            0.0685
4/01                                                                            0.0685

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS*

(as a percentage of long-term investments)
[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2001                    OCTOBER 31, 2000
                                                                       --------------                    ----------------
General Purpose                                                             21.8                               19.6
Health Care                                                                 15.1                               15.9
Higher Education                                                             7.7                                7.5
Industrial Revenue                                                           7.6                                8.8
Transportation                                                               7.1                                5.4

*Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--September 1991 through April 2001) [INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
9/91                                                                          15                               14.81
                                                                           15.24                              15.125
                                                                           15.18                               14.75
                                                                           15.98                              15.625
9/92                                                                       16.24                               15.75
                                                                              16                              15.625
                                                                           16.57                                16.5
                                                                           16.86                               16.25
9/93                                                                       17.26                              16.625
                                                                           17.27                                16.5
                                                                           15.53                              14.875
                                                                           15.39                              15.125
9/94                                                                       15.13                              14.375
                                                                           14.48                                  13
                                                                           15.72                              14.875
                                                                            15.5                              14.375
9/95                                                                       15.76                                  14
                                                                           16.56                              14.125
                                                                           15.99                              14.125
                                                                            15.8                                  14
9/96                                                                       16.02                                14.5
                                                                           16.27                              13.875
                                                                           15.96                              14.125
                                                                           16.39                             15.0625
9/97                                                                       16.77                             15.6875
                                                                           17.09                             16.1875
                                                                           17.09                              15.812
                                                                           17.04                              16.125
9/98                                                                       17.51                                  17
                                                                           16.82                             16.9375
                                                                           16.55                             16.3125
                                                                           15.71                             15.1875
9/99                                                                       15.03                             13.9375
                                                                           14.39                               12.75
                                                                           14.64                              12.875
                                                                           14.58                              13.375
9/00                                                                       14.82                              12.875
                                                                           15.47                             13.0625
                                                                            15.6                               13.78
4/01                                                                       15.17                               13.59

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                   [BYRON PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN MUNICIPAL
TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS
AND INFLUENCED THE TRUST'S RETURN DURING THE SIX MONTHS ENDED APRIL 30, 2001. THOMAS M. BYRON, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 2000 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1981. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS AND HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

A   The markets seesawed between
extremes during the past six months, a very volatile time for investors across the board. As the reporting period began, investors were still concerned about the possibility that rising inflation would force the Federal Reserve Board (the "Fed") to boost short-term interest rates and slow the economy. Since then the economy has reversed course, and the opposite scenario has some investors concerned.

    The nation's economy showed signs of a significant slowdown during the fourth quarter of last year, causing some investors to worry that decreased business activity would hurt corporate earnings, drag down production, and potentially lead to a recession. Warning signs included a decline in industrial production, down from 6.7 percent in June to 4.7 percent in November 2000. By December 2000, manufacturers were operating well below maximum output levels as capacity utilization fell to just 79 percent. The fourth-quarter gross domestic product (GDP) grew by only 1.0 percent, the lowest increase in more than four years and the second consecutive quarter in which the growth rate had declined.

    By late in the fourth quarter, many investors thought interest-rate cuts by the Fed were imminent, triggering a broad rally in the municipal bond market. These expectations were met in the first week of January, as the Fed took the unusual step of cutting the target federal funds rate prior to its regularly-scheduled Open Market Committee meeting. This rate cut--which amounted to half a percentage point--extended the rally well into the first month of the year.

    Further easing continued in late January and in March, as the economy remained weak and the stock market stumbled. By the end of the reporting period, the Fed had lowered short-term interest rates by two full percentage points, with the last cut coming on

April 18, 2001--another surprise cut that spurred a strong market rally. Taken together, these repeated cuts helped create a more favorable environment for fixed-income investments.

    Still, the markets remain wary of what lies ahead--and recent developments suggest an uncertain outlook. April brought a mixed bag of company announcements and economic indicators. Layoffs continued and corporate earnings remained under pressure from slowing economic activity, but we did hear news from a few companies, such as IBM, that were optimistic about meeting their goals for 2001. The federal government reported a modest rebound in industrial production for March, but its index of leading indicators fell 0.2 percent in February and 0.3 percent in March. Durable-goods orders were up by 3 percent in March, though most of the increase was attributable to a jump in demand for ships, cars, military tanks, and other transportation equipment. Excluding the transportation sector, durable-goods orders fell by 1.8 percent in March.

    Responding to the stronger performance of bonds in 2000, and the persistent downtrend in stocks, investors began to move money into municipal bonds. Roughly $58 billion of new municipal bonds were issued in the first quarter of 2001, up 7 percent from the fourth quarter of 2000 and up 44 percent from the first quarter of 2000, when issuance was constrained by high interest rates.

    Due to the trend toward lower market interest rates in general, the trust's dividend was reduced during the period. Still, the portfolio continues to offer a competitive level of tax-exempt income. The trust's monthly dividend of $0.0685 per share translates to a distribution rate of 6.05 percent based on the trust's closing market price on April 30, 2001. Based on these figures, investors would have to have earned a distribution rate of 9.45 percent on a taxable investment (for an investor in the 36 percent federal income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ending April 30, 2001, the trust produced a total return of 10.95 percent based on market price. This reflects an increase in market price from $12.625 per share on October 31, 2000, to $13.59 per share on April 30, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 4.39 percent for the same period. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU FOLLOW
    IN MANAGING THE TRUST?

A   In general, the overall credit
quality of the portfolio increased over the course of the reporting period, due in part to added investment in high-grade bonds. When the market rallied, high-grade securities were generally the strongest performers, reflecting the uncertainty investors faced in light of the weakening economy and the stock market's poor performance. The demand for high-quality fixed-income investments translated into higher prices within this market segment and strong performance for this portion of the trust's portfolio.

    In fine-tuning the portfolio, we sold a number of corporate-backed zero-coupon issues, such as pollution control revenue bonds, and replaced them with current-coupon securities. A zero-coupon bond is one that pays no current income, but is sold at a discount to its face value. By selling these holdings, we were able to improve the earning power of the trust. Also, because zero-coupon bonds tend to be quite sensitive to interest-rate changes, we believe this move helped to improve the trust's price stability.

    Due to regional developments, the demand for New York bonds had been extremely strong, driving up prices, so we sold some of our New York municipal issues at very attractive prices and replaced them with bonds that offered higher yields and better call protection.

    New investments during the period included fifteen-year bonds priced to the call date, giving us the yield associated with a fifteen-year maturity but the price sensitivity of a bond with a shorter maturity. Because these types of bonds tend to be somewhat less volatile, we believe that the opportunity to invest in these securities offered a good balance of risk and reward.

    We actively managed our holdings in the lower-rated segment of the market, selling our positions in BBB rated securities that had fallen short of our performance expectations or that no longer met our criteria for an attractive investment; others had already reached what we believed to be their fair market value. We replaced these securities with either higher-grade issues or with similarly rated issues that offered improved potential returns over time, particularly as yield spreads--the difference in yield between high-grade and lower-rated bonds--widened over the fourth quarter of 2000 and into January 2001.

Q   HOW DID THESE STRATEGIES
    AFFECT THE COMPOSITION OF THE TRUST'S PORTFOLIO?

A   By the close of the reporting
period, the portfolio's allocation of securities rated A or better was 77 percent of total long-term investments. This includes the trust's increased allocation in AAA rated securities (the highest rating category), which climbed to 59.7 percent as of April 30, 2001, up from 53.6 percent at the start of the period. The trust's allocation of BBB rated bonds stood at 11.9 percent, down by
3.1 percent, and nonrated issues accounted for 10.1 percent.

    The trust remained diversified over a broad range of market sectors. General-purpose bonds were still the trust's largest holding, representing 21.8 percent of the portfolio's long-term investments, up from 19.6 percent as of October 31, 2000. Health-care bonds remained the second largest holding within the trust, at 15.1 percent as of April 30, 2001, a decline of 0.8 percent over the period.

    In general, the portfolio's composition reflects investment decisions that were based on the relative value of the securities available in the marketplace, given the conditions we encountered. It was our goal to maintain adequate diversification and a good mix of current income and future potential.

Q   WHAT DO YOU SEE AHEAD FOR
    THE ECONOMY AND THE MUNICIPAL MARKET?

A   The actions of the Federal Reserve
Board signal that it is keeping close tabs on the health of the economy--and that it may be willing to take steps to help stave off a potential recession. We believe the fixed income markets may be expecting further rate cuts by the Fed, but these expectations may already be fully reflected in current price levels.

    While rate cuts by the Fed may have the greatest impact on shorter-term securities, the long end of the market may need to see evidence of deepening economic weakness in order to rally significantly. If the economy levels off, we may see the market stabilize and trade in a narrow range over the near term.

    Despite the turbulence and uncertainty of recent months, we expect potential flows into municipal funds to remain strong as investors refocus on allocating their assets into a prudent mix of stocks and bonds. We believe sustained demand may help drive performance and the portfolio should be positioned to benefit from the market's supply-and-demand dynamics.

    A persistent low-yield rate environment could attract investors to higher-yielding investments, paving the way for stronger performance in these market segments. With a portion of its assets still in higher-yielding municipal securities, the trust could benefit from such conditions. In the meantime, mere stability in yield spreads may allow this component of the portfolio to outperform similar securities of higher credit quality.

    Overall, we will maintain the trust's current emphasis on quality, while looking for opportunities to enhance its yield and add relative value to the portfolio.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                           MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY      VALUE
           MUNICIPAL BONDS  98.9%
           ALABAMA  1.4%
$10,450    Jefferson Cnty, AL Swr Rev Cap Impt Wts Ser
           A (FGIC Insd)...............................   5.000%   02/01/41   $  9,446,382
  2,000    Jefferson Cnty, AL Wts Ser A (AMBAC Insd)
           (a).........................................   5.000    04/01/09      2,066,600
                                                                              ------------
                                                                                11,512,982
                                                                              ------------
           ARIZONA  0.5%
  1,425    Arizona Cap Facs Fin Corp Student Hsg Rev AZ
           St Univ Proj................................   6.250    09/01/32      1,440,190
  2,500    Maricopa Cnty, AZ Indl Dev Auth Ed Rev AZ
           Charter Schs Proj 1 Ser A...................   6.750    07/01/29      2,547,800
                                                                              ------------
                                                                                 3,987,990
                                                                              ------------
           ARKANSAS  0.4%
  1,000    Arkansas St Dev Fin Auth Hosp Rev Washington
           Regl Med Cent...............................   7.250    02/01/20      1,014,570
  2,500    Arkansas St Dev Fin Auth Hosp Rev Washington
           Regl Med Cent...............................   7.375    02/01/29      2,502,775
                                                                              ------------
                                                                                 3,517,345
                                                                              ------------
           CALIFORNIA  5.5%
  4,000    Anaheim, CA Pub Fing Auth Lease Rev Cap
           Apprec Sub Pub Impts Proj C (FSA Insd)......    *       09/01/20      1,360,720
  6,010    California Edl Facs Auth Rev Cap Apprec
           Loyola Marymount Univ (MBIA Insd)...........    *       10/01/21      1,738,753
  6,235    California Edl Facs Auth Rev Cap Apprec
           Loyola Marymount Univ (MBIA Insd)...........    *       10/01/22      1,686,193
  6,435    California Edl Facs Auth Rev Cap Apprec
           Loyola Marymount Univ (MBIA Insd)...........    *       10/01/25      1,424,902
  8,435    California Edl Facs Auth Rev Cap Apprec
           Loyola Marymount Univ (MBIA Insd)...........    *       10/01/26      1,747,901
    350    California Hlth Facs Fin Auth Rev Casa De
           Las Ser A (MBIA Insd).......................   5.250    08/01/17        351,960
  2,650    California Statewide Cmntys Dev Auth Ctfs
           Partn.......................................   7.250    11/01/29      2,733,448

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY      VALUE
           CALIFORNIA (CONTINUED)
$ 5,000    Contra Costa, CA Home Mtg Fin Auth Home Mtg
           Rev (MBIA Insd).............................       *    09/01/17   $  2,042,850
  1,030    Davis, CA Pub Fac Fin Auth Loc Agy Rev......   6.600%   09/01/25      1,060,509
  2,000    Del Mar, CA Race Track Auth Rev Rfdg........   6.000    08/15/06      2,055,340
  6,990    Delano, CA Ctfs Partn Ser A (Prerefunded @
           01/01/03)...................................   9.250    01/01/22      7,819,923
 18,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Rfdg (MBIA Insd).................    *       01/15/25      4,422,780
 37,810    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Rfdg.............................    *       01/15/33      4,936,474
  6,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Sr Lien Ser A....................    *       01/01/18      2,422,680
  2,240    Huntington Park, CA Redev Agy Rev Tax Alloc
           Santa Fe Redev Rfdg.........................   6.200    10/01/27      2,281,731
 16,540    Lodi, CA Elec Sys Rev Ctfs Partn Cap Apprec
           Ser B (MBIA Insd)...........................    *       01/15/29      3,117,955
  5,585    Sacramento, CA City Fin Auth Rev Comb Proj B
           (MBIA Insd).................................    *       11/01/14      2,790,601
  1,375    San Bernadino, CA Jt Pwrs Fin Auth Alloc Rev
           Central City Merged Proj A Rfdg (AMBAC
           Insd).......................................   5.750    07/01/20      1,477,259
  1,000    Stockton, CA Cmnty Fac Dist Spl Tax No 1-A
           Mello Roos-Weston Ranch Ser A...............   5.800    09/01/14      1,017,640
                                                                              ------------
                                                                                46,489,619
                                                                              ------------
           COLORADO  4.4%
  8,500    Boulder Cnty, CO Rev Natl Cent Atmosphere
           Impt & Rfdg.................................   7.000    12/01/13      8,727,120
  5,000    Boulder Cnty, CO Rev Natl Cent Atmosphere
           Impt & Rfdg.................................   6.900    12/01/07      5,147,450
  1,125    Colorado Hlth Facs Auth Rev Hosp Portercare
           Adventist Hlth..............................   6.500    11/15/31      1,107,349
    845    Colorado Hsg Fin Auth Single Fam Pgm Sr Gtd
           Mtg Ln D3 (FHA/VA Gtd)......................   7.200    08/01/23        867,832
  2,000    Colorado Springs, CO Utils Rev Sub Lien Sys
           Impt Ser A..................................   4.750    11/15/26      1,765,260

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY      VALUE
           COLORADO (CONTINUED)
$ 8,790    Denver, CO City & Cnty Arpt Rev Ser D.......   7.000%   11/15/25   $  8,920,883
 11,000    Meridian Metro Dist, CO Peninsular &
           Oriental Steam Navig Co Rfdg (LOC: Meridian
           Assoc East).................................   7.500    12/01/11     11,302,390
                                                                              ------------
                                                                                37,838,284
                                                                              ------------
           CONNECTICUT  3.4%
  7,140    Connecticut St Hlth & Edl Fac Auth Rev
           Nursing Home Proj AHF/Hartford (Prerefunded
           @ 11/01/04).................................   7.125    11/01/24      8,068,414
  3,000    Connecticut St Spl Oblig Pkg Rev Bradley
           Intl Arpt Ser A (ACA Insd)..................   6.600    07/01/24      3,147,840
  3,540    Mashantucket Western Pequot Tribe CT Spl Rev
           Ser A, 144A--Private Placement (b)..........   6.400    09/01/11      3,749,568
  3,460    Mashantucket Western Pequot Tribe CT Spl Rev
           Ser A, 144A--Private Placement (Prerefunded
           @ 09/01/07) (b).............................   6.400    09/01/11      3,932,636
  6,500    Mashantucket Western Pequot Tribe CT Spl Rev
           Ser B, 144A--Private Placement (b)..........   5.750    09/01/18      6,298,565
  3,500    Mashantucket Western Pequot Tribe CT Spl Rev
           Ser B, 144A--Private Placement (b)..........   5.750    09/01/27      3,319,505
                                                                              ------------
                                                                                28,516,528
                                                                              ------------
           DELAWARE  0.3%
  2,190    Delaware St Hsg Auth Rev Sr Home Mtg Ser B
           Subser B2...................................   7.200    12/01/21      2,249,371
                                                                              ------------

           DISTRICT OF COLUMBIA  0.1%
  1,000    District of Columbia Hosp Rev Medlantic
           Hlthcare Group A Rfdg (MBIA Insd)...........   5.875    08/15/19      1,039,260
                                                                              ------------

           FLORIDA  4.8%
  3,750    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
           Insd).......................................   5.950    07/01/20      3,987,112
  1,200    Florida St Brd Ed Cap Outlay Pub Ed Cap
           Outlay Ser C (Prerefunded @ 06/01/02) (MBIA
           Insd).......................................   6.625    06/01/22      1,255,620

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY      VALUE
           FLORIDA (CONTINUED)
$ 1,000    Florida St Brd of Ed Cap Outlay Pub Ed Ser
           B...........................................   6.000%   06/01/02   $  1,029,060
  3,000    Florida St Dept Environmental Protection
           Preservation Rev Ser A (FGIC Insd)..........   5.750    07/01/10      3,291,990
  6,500    Gulf Breeze, FL Rev Cap Fdg Ser B (MBIA
           Insd).......................................   4.500    10/01/27      5,532,410
  1,895    Gulf Breeze, FL Rev Loc Govt Ln E Tend (FGIC
           Insd).......................................   5.625    12/01/20      1,957,497
  2,310    Hillsborough Cnty, FL Indl Dev Auth Indl Dev
           Rev Hlth Facs Proj Univ Cmnty Hosp Ser A....   5.500    08/15/14      2,079,601
  1,000    Hillsborough Cnty, FL Indl Dev Auth Indl Dev
           Rev Univ Cmnty Hosp (MBIA Insd).............   5.750    08/15/14      1,040,300
  1,515    Miami Beach, FL Stormwater Rev (FGIC
           Insd).......................................   5.250    09/01/25      1,497,456
  4,320    Orange County, FL Tourist Dev Tax Rev (AMBAC
           Insd).......................................   5.625    10/01/14      4,553,582
  4,300    Orange County, FL Tourist Dev Tax Rev (AMBAC
           Insd).......................................   5.500    10/01/31      4,335,819
  1,000    Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A
           (AMBAC Insd)................................   5.500    08/01/16      1,034,280
  7,435    Sarasota Cnty, FL Hlth Fac Auth Rev Hlthcare
           Kobernick/Meadow Pk (Prerefunded @
           07/01/02)...................................  10.000    07/01/22      8,117,459
  1,060    Tallahassee, FL Lease Rev FL St Univ Proj
           Ser A (MBIA Insd)...........................   5.500    08/01/18      1,087,899
                                                                              ------------
                                                                                40,800,085
                                                                              ------------
           GEORGIA  5.7%
 45,000    Georgia Loc Govt Ctfs Partn Grantor Trust
           Ser A (MBIA Insd)...........................   4.750    06/01/28     40,512,600
  2,645    Georgia St Ser D............................   6.000    10/01/05      2,876,781
  3,500    Georgia St Ser D............................   6.000    10/01/06      3,842,370
  2,000    Royston, GA Hosp Auth Hosp Ctfs Rev Ty Cobb
           Hlthcare Sys Inc Rfdg.......................   6.500    07/01/27      1,672,860
                                                                              ------------
                                                                                48,904,611
                                                                              ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY      VALUE
           HAWAII  0.4%
$ 1,465    Honolulu, HI City & Cnty Ser D (FGIC
           Insd).......................................   4.700%   02/01/08   $  1,467,007
  4,000    Honolulu, HI City & Cnty Wastewtr Sys Rev
           Cap Apprec (FGIC Insd)......................    *       07/01/12      2,236,120
                                                                              ------------
                                                                                 3,703,127
                                                                              ------------
           ILLINOIS  10.9%
  4,285    Bedford Park, IL Tax Increment Rev Sr Lien
           Bedford City Sq Proj........................   9.250    02/01/12      4,478,639
  3,400    Carol Stream, IL First Mtg Rev Windsor Pk
           Mnr Proj....................................   7.000    12/01/13      3,289,534
  1,500    Champaign Cnty, IL Cmnty Unit Sch Dist No
           116 Urbana Ser C (FGIC Insd)................    *       01/01/16        645,630
  1,300    Champaign Cnty, IL Cmnty Unit Sch Dist No
           116 Urbana Ser C (FGIC Insd)................    *       01/01/18        489,190
  1,285    Chicago, IL Brd Ed (FGIC Insd)..............   6.000    12/01/12      1,409,028
  1,400    Chicago, IL Brd Ed Ser A (MBIA Insd)........   5.500    12/01/28      1,400,476
  4,000    Chicago, IL Neighborhoods Alive 21 Pgm Ser A
           (FGIC Insd).................................   5.750    01/01/40      4,081,440
  2,500    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
           American Airls Inc Proj Rfdg................   8.200    12/01/24      2,783,475
  3,500    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
           United Airls Inc Ser B......................   8.950    05/01/18      3,603,656
  2,565    Chicago, IL Proj & Rfdg Ser C (FGIC Insd)...   5.750    01/01/12      2,762,274
  2,000    Chicago, IL Proj Ser A Rfdg (MBIA Insd).....   5.500    01/01/38      1,973,420
  2,000    Chicago, IL Proj Ser A Rfdg (MBIA Insd)
           (a).........................................   5.000    01/01/41      1,808,060
  2,000    Chicago, IL Wastewtr Transmission Rev Second
           Lien Ser B (MBIA Insd)......................   5.000    01/01/30      1,852,340
  5,000    Cook Cnty, IL Cap Impt Ser A (FGIC Insd)....   5.000    11/15/23      4,689,550
  1,000    Cook Cnty, IL Ser A (FGIC Insd).............   5.500    11/15/31      1,001,120
  7,765    Du Page Cnty, IL Forest Preserve Dist.......    *       11/01/17      3,176,661
  5,000    Du Page Cnty, IL Transn Rev (FSA Insd)
           (a).........................................   5.750    01/01/15      5,277,350
    900    Hodgkins, IL Tax Increment..................   9.500    12/01/09        956,556
  4,000    Hodgkins, IL Tax Increment Ser A Rfdg.......   7.625    12/01/13      4,243,520
  2,860    Illinois Dev Fin Auth Rev Adventist Hlth Ser
           A (MBIA Insd)...............................   5.500    11/15/05      3,027,367
  2,725    Illinois Dev Fin Auth Rev Cmnty Rehab
           Providers Fac Ser A.........................   7.375    07/01/25      2,754,539

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY      VALUE
           ILLINOIS (CONTINUED)
$ 2,705    Illinois Dev Fin Auth Rev Loc Govt Pgm
           Aurora East Sch (MBIA Insd).................    *       12/01/15   $  1,225,933
  1,740    Illinois Edl Fac Auth Rev Riverside Hlth Sys
           Ser A Rfdg..................................   5.900%   10/01/14      1,749,500
  1,565    Illinois Edl Facs Auth Rev DePaul Univ
           (AMBAC Insd)................................   5.625    10/01/15      1,630,057
  2,500    Illinois Hlth Fac Auth Rev Evangelical Hosp
           Ser C Rfdg (FSA Insd).......................   6.750    04/15/12      2,635,375
  7,660    Illinois Hlth Fac Auth Rev Fairview Oblig
           Group Proj Ser A (Prerefunded @ 10/01/02)...   9.500    10/01/22      8,357,443
  1,420    Illinois Hlth Fac Auth Rev Sarah Bush
           Lincoln Hlth Cent (Prerefunded @
           05/15/02)...................................   7.250    05/15/12      1,504,731
  1,825    Illinois Hlth Facs Auth Rev Edward Hosp
           Obligated Grp A (FSA Insd)..................   5.000    02/15/20      1,714,916
  2,500    Illinois St First Ser (MBIA Insd)...........   5.500    12/01/09      2,686,450
  4,330    Metropolitan Pier & Expo Auth IL Dedicated
           St Tax Cap Apprec McCormick Plan Expansion
           Ser A (FGIC Insd)...........................    *       06/15/14      2,159,891
  1,510    Roselle, IL Multi-Family Hsg Rev Waterbury
           Apts Ser A Rfdg (GNMA Collateralized).......   7.000    01/01/25      1,598,063
  3,230    Saint Clair Cnty, IL Cap Impt Rev McKendree
           College Proj Rfdg...........................   6.000    02/01/24      3,048,248
  3,060    Will Cnty, IL Cmnty Sch Dist No 161 Summit
           Hill Cap Apprec (FGIC Insd).................    *       01/01/12      1,775,014
  3,505    Will Cnty, IL Cmnty Sch Dist No 161 Summit
           Hill Cap Apprec (FGIC Insd).................    *       01/01/14      1,791,090
  2,010    Will Cnty, IL Cmnty Sch Dist No 161 Summit
           Hill Cap Apprec (FGIC Insd).................    *       01/01/16        901,666
  1,415    Will Cnty, IL Cmnty Sch Dist No 161 Summit
           Hill Cap Apprec (FGIC Insd).................    *       01/01/19        522,913
  9,660    Will Cnty, IL Fst Presv Dist Ser B (FGIC
           Insd).......................................    *       12/01/16      4,112,938
                                                                              ------------
                                                                                93,118,053
                                                                              ------------
           INDIANA  0.2%
  1,580    Indiana Transn Fin Auth Toll Rd Lease Rev
           Rfdg (AMBAC Insd)...........................   5.375    07/01/09      1,663,313
                                                                              ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY      VALUE

           KANSAS  0.4%
$ 3,000    Sedgwick Cnty, KS Uni Sch Dist No 259
           Wichita (MBIA Insd).........................   6.000%   09/01/09   $  3,339,480
                                                                              ------------

           KENTUCKY  1.3%
  2,000    Ashland, KY Solid Waste Rev Ashland Oil Inc
           Proj........................................   7.200    10/01/20      2,051,080
  4,000    Elsmere, KY Indl Dev Rev Rfdg (Prerefunded @
           04/01/05)...................................   6.750    04/01/10      4,458,320
  3,500    Kentucky St Tpk Auth Econ Dev Revitalization
           Proj Rfdg (FSA Insd)........................   5.500    07/01/07      3,749,725
  1,000    Kentucky St Tpk Auth Econ Dev Revitalization
           Proj Rfdg (FSA Insd)........................   5.625    07/01/14      1,054,840
                                                                              ------------
                                                                                11,313,965
                                                                              ------------
           LOUISIANA  1.8%
    655    East Baton Rouge, LA Mtg Fin Auth Single
           Family Mtg Pur Ser A Rfdg (GNMA
           Collateralized).............................   7.100    10/01/24        671,879
  2,635    Louisiana St Ser A (FGIC Insd)..............   5.500    11/15/03      2,759,767
  3,000    Louisiana St Ser A (FGIC Insd)..............   5.500    11/15/07      3,223,650
  9,167    Louisiana St Univ & Agricultural &
           Mechanical College Univ Rev.................   5.750    10/30/18      8,659,935
                                                                              ------------
                                                                                15,315,231
                                                                              ------------
           MAINE  0.1%
  1,000    Maine Vets Homes ME Rev.....................   7.750    10/01/20      1,038,950
                                                                              ------------

           MARYLAND  0.6%
  2,300    Baltimore, MD Cap Apprec Cons Pub Impt &
           Rfdg (FGIC Insd)............................    *       10/15/06      1,778,084
  1,845    Baltimore, MD Cap Apprec Ser A (FGIC
           Insd).......................................    *       10/15/07      1,348,510
  2,075    Baltimore, MD Cap Apprec Ser A (Prerefunded
           @ 10/15/05) (FGIC Insd).....................    *       10/15/07      1,536,600
    500    Maryland St Econ Dev Corp Student Hsg Rev
           Collegiate Hsg Towson Ser A.................   5.750    06/01/29        464,270
                                                                              ------------
                                                                                 5,127,464
                                                                              ------------
           MASSACHUSETTS  1.9%
  1,380    Harvard, MA Bd Antic Nts....................   4.750    11/15/01      1,392,806
    910    Massachusetts St Dev Fin Agy Rev Boston
           Architectural Cent (ACA Insd)...............   6.100    09/01/18        919,855

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY      VALUE
           MASSACHUSETTS (CONTINUED)
$ 1,000    Massachusetts St Dev Fin Agy Rev Boston
           Architectural Cent (ACA Insd)...............   6.250%   09/01/28   $  1,010,430
  1,500    Massachusetts St Grant Antic Nts Ser A......   5.750    06/15/15      1,589,145
  2,600    Massachusetts St Hlth & Edl Fac Auth Rev Med
           Cent of Central MA Ser A (Prerefunded @
           07/01/01)...................................   7.100    07/01/21      2,667,730
    825    Massachusetts St Hlth & Edl Fac Auth Rev
           Winchester Hosp Ser D Rfdg (Connie Lee
           Insd).......................................   5.750    07/01/14        852,250
  3,700    Massachusetts St Hlth & Edl Facs Auth Rev
           New England Med Cent Hosp Ser G (MBIA
           Insd).......................................   5.000    07/01/13      3,710,619
  1,000    Massachusetts St Hlth & Edl Facs Auth Rev
           Partners Hlthcare Sys Ser C.................   5.750    07/01/32        968,530
  1,700    Massachusetts St Cons Ln Ser D (Prerefunded
           @ 07/01/01).................................   7.000    07/01/07      1,744,200
  1,000    Route 3 North Trans Impt Assoc MA Lease Rev
           (MBIA Insd).................................   5.375    06/15/33        993,870
                                                                              ------------
                                                                                15,849,435
                                                                              ------------
           MICHIGAN  1.7%
    960    Detroit, MI Loc Dev Fin Auth Ser C..........   6.850    05/01/21        955,968
  3,790    Detroit, MI Loc Dev Fin Auth Tax Increment
           Sr Ser B....................................   6.700    05/01/21      3,755,814
  1,180    Hillsdale, MI Hosp Fin Auth Hosp Rev
           Hillsdale Cmnty Hlth Cent...................   5.750    05/15/18        998,162
    500    Michigan St Hosp Fin Auth Rev Hosp Genesys
           Regl Med Ser A Rfdg (Escrowed to
           Maturity)...................................   5.375    10/01/13        515,680
  1,540    Michigan St Hosp Fin Auth Rev Saratoga Cmnty
           Hosp Rfdg (Prerefunded @ 06/01/02)..........   8.750    06/01/10      1,644,766
  5,000    Michigan St Hsg Dev Rental Hsg Rev Ser A
           (MBIA Insd).................................   5.300    10/01/37      4,684,750
  1,750    Michigan St Strategic Fd Ltd Oblig Rev WMX
           Technologies Inc Proj.......................   6.000    12/01/13      1,724,852
                                                                              ------------
                                                                                14,279,992
                                                                              ------------
           MISSISSIPPI  0.5%
  2,500    Mississippi Bus Fin Corp MS Pollutn Ctl Rev
           Sys Energy Res Inc Proj.....................   5.875    04/01/22      2,272,150
  1,945    Mississippi Home Corp Single Family Rev Mtg
           Ser F (GNMA Collateralized).................   7.550    12/01/27      2,134,618
                                                                              ------------
                                                                                 4,406,768
                                                                              ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY      VALUE
           MISSOURI  1.4%
$ 1,400    Ellisville, MO Indl Dev Auth Rev Gambrill
           Gardens Proj Rfdg & Impt....................   6.100%   06/01/20   $  1,192,604
  1,000    Ellisville, MO Indl Dev Auth Rev Gambrill
           Gardens Proj Rfdg & Impt....................   6.200    06/01/29        831,410
  1,250    Fulton 54 Transn Corp. Hwt Rev MO (AMBAC
           Insd).......................................   4.600    09/01/04      1,282,775
  1,740    Good Shepherd Nursing Home Dist MO Nursing
           Home Fac Rev (Prerefunded @ 08/15/05).......   7.625    08/15/15      2,023,568
  1,190    Hannibal, MO Indl Dev Auth Hlth Fac Rev
           Hannibal Regl Hlthcare Sys Inc (Prerefunded
           @ 09/01/01).................................   9.500    03/01/22      1,272,265
  3,085    Missouri St Hwys & Trans Commnst Rd Rev Ser
           A...........................................   5.250    02/01/07      3,272,290
  2,810    Perry Cnty, MO Nursing Home Rev Rfdg........   5.900    03/01/28      2,244,572
                                                                              ------------
                                                                                12,119,484
                                                                              ------------
           MONTANA  0.5%
  3,900    Montana St Coal Severance Tax Broadwater Pwr
           Proj Ser A Rfdg.............................   6.875    12/01/17      3,957,096
                                                                              ------------

           NEBRASKA  0.1%
  1,250    American Pub Energy Agy NE Gas Sup Rev NE
           Pub Gas Agy Proj Ser A (AMBAC Insd).........   4.375    06/01/10      1,171,287
                                                                              ------------

           NEVADA  1.1%
  2,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj
           Ser C Rfdg..................................   5.500    10/01/30      1,695,460
  3,720    Clark Cnty, NV Transn Ser A (FGIC Insd).....   4.500    12/01/16      3,377,016
  2,545    Clark Cnty, NV Transn Ser B (FGIC Insd).....   4.500    12/01/16      2,310,351
  1,750    Director St NV Dept Bus & Ind Las Vegas
           Monorail Proj (AMBAC Insd)..................   5.375    01/01/40      1,686,510
                                                                              ------------
                                                                                 9,069,337
                                                                              ------------
           NEW HAMPSHIRE  1.2%
  3,720    New Hampshire High Edl & Hlth Fac Auth Rev
           Cheshire Med Cent...........................   4.875    07/01/28      3,038,384
  4,800    New Hampshire High Edl & Hlth Fac Auth Rev
           Daniel Webster College Issue................   6.300    07/01/29      4,364,016

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY      VALUE
           NEW HAMPSHIRE (CONTINUED)
$ 2,000    New Hampshire High Edl & Hlth Fac Auth Rev
           Riverwoods at Exeter Ser A..................   6.500%   03/01/23   $  1,759,360
  1,000    New Hampshire Hlth & Edl Fac Auth Rev
           Derryfield Sch..............................   6.750    07/01/20      1,006,500
                                                                              ------------
                                                                                10,168,260
                                                                              ------------
           NEW JERSEY  5.6%
  4,000    Camden Cnty, NJ Impt Auth Lease Rev Ser A...   8.000    06/01/27      2,927,720
  1,000    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
           (FGIC Insd).................................    *       03/01/02        971,740
  1,000    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
           (FGIC Insd).................................    *       03/01/03        932,630
  1,000    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
           (FGIC Insd).................................    *       03/01/04        894,380
  1,460    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
           (FGIC Insd).................................    *       03/01/05      1,249,264
  1,465    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
           (FGIC Insd).................................    *       03/01/06      1,197,945
  1,615    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
           (FGIC Insd).................................    *       03/01/07      1,258,117
  1,555    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
           (FGIC Insd).................................    *       03/01/08      1,152,131
 25,000    New Jersey Econ Dev Auth St Contract Econ
           Recovery (MBIA Insd) (c)....................   5.900    03/15/21     27,199,250
  5,000    New Jersey Econ Dev Auth Wtr Fac Rev (FGIC
           Insd).......................................   6.500    04/01/22      5,160,750
  1,000    New Jersey St Transn Tr Fd Auth Transn Sys
           Ser A.......................................   5.750    06/15/18      1,078,940
  3,500    New Jersey St Turnpike Auth Turnpike Rev Ser
           C (FSA Insd)................................   6.500    01/01/16      4,059,545
                                                                              ------------
                                                                                48,082,412
                                                                              ------------
           NEW MEXICO  0.0%
    161    Santa Fe, NM Single Family Mtg Rev Rfdg.....   8.450    12/01/11        167,168
                                                                              ------------

           NEW YORK  8.9%
  8,500    Long Island Pwr Auth NY Elec Sys Rev Cap
           Apprec (FSA Insd)...........................    *       06/01/18      3,434,255
  7,000    Long Island Pwr Auth NY Elec Sys Rev Cap
           Apprec (FSA Insd)...........................    *       06/01/22      2,227,330

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY      VALUE
           NEW YORK (CONTINUED)
$ 5,550    Metropolitan Tran Auth NY Svcs Contract
           Commuter Fac Ser N Rfdg.....................   6.000%   07/01/11   $  5,697,685
  1,900    Metropolitan Tran Auth NY Svcs Contract Tran
           Fac Ser N Rfdg..............................   6.000    07/01/11      1,950,559
  2,500    Nassau Cnty, NY Impt Ser F..................   7.000    03/01/04      2,682,025
  2,500    Nassau Cnty, NY Interim Fin Auth Sales Tax
           Secured Ser A...............................   5.750    11/15/13      2,675,100
  5,000    New York City Adj Subser A-1................   5.750    08/01/12      5,233,400
  7,000    New York City Ser A.........................   6.250    08/01/08      7,689,640
     25    New York City Ser A (Prerefunded @
           08/15/01)...................................   7.750    08/15/12         25,699
    665    New York City Ser C (Prerefunded @
           08/15/01)...................................   7.100    08/15/10        672,495
    205    New York City Ser F.........................   8.250    11/15/02        213,153
    215    New York City Ser F (Prerefunded @
           11/15/01)...................................   8.250    11/15/02        224,047
  1,000    New York City Ser H.........................   5.750    03/15/13      1,075,740
  2,500    New York City Transitional Fin Auth Rev
           Future Tax Secured Ser C....................   4.750    05/01/23      2,284,725
  6,800    New York St Dorm Auth Rev City Univ Sys Cons
           Ser A.......................................   5.625    07/01/16      7,199,228
  3,835    New York St Dorm Auth Rev Mental Hlth Svcs
           Facs Ser C Rfdg (MBIA Insd).................   4.750    08/15/19      3,574,719
  2,750    New York St Dorm Auth Rev Mental Hlth Svcs
           Facs Ser C Rfdg (MBIA Insd).................   4.750    08/15/22      2,508,660
  2,965    New York St Dorm Auth Rev Mount Sinai Hlth
           Ser A.......................................   6.250    07/01/08      3,168,280
  1,500    New York St Dorm Auth Rev Mount Sinai Hlth
           Ser A.......................................   6.000    07/01/07      1,588,050
  2,000    New York St Dorm Auth Rev St Univ Edl Facs
           Ser A (MBIA Insd)...........................   4.750    05/15/25      1,822,320
  1,250    New York St Dorm Auth Revs Cons City Univ
           Sys A (FSA Insd)............................   5.750    07/01/13      1,363,825
  3,250    New York St Energy Resh & Dev Auth Fac Rev
           Cons Edison Co Proj Ser B Rfdg (MBIA
           Insd).......................................   5.250    08/15/20      3,208,985
  5,320    New York St Med Care Fac Fin Agy Rev Mental
           Hlth Svcs Ser F Rfdg (MBIA Insd)............   5.375    02/15/14      5,409,323
  1,240    New York, NY City Mun Wtr Fin Auth Wtr & Sew
           Sys Rev Cap Apprec Ser B (FSA Insd).........    *       06/15/13        675,961

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY      VALUE
           NEW YORK (CONTINUED)
$ 3,000    Onondaga Cnty, NY Indl Dev Agy Swr Fac Rev
           Bristol--Meyers Squibb Co Proj..............   5.750%   03/01/24   $  3,171,180
  5,821    Plainedge, NY Union Free Sch Dist No. 2063,
           144A--Private Placement (b).................   6.000    06/01/12      6,102,069
                                                                              ------------
                                                                                75,878,453
                                                                              ------------
           NORTH CAROLINA  2.5%
  7,015    North Carolina Eastern Muni Pwr Agy Pwr Sys
           Rev Ser A Rfdg (MBIA Insd)..................   5.500    01/01/05      7,374,098
  2,500    North Carolina Eastern Muni Pwr Agy Pwr Sys
           Rev Ser C (ACA Insd)........................   5.000    01/01/21      2,182,050
  8,300    North Carolina Muni Pwr Agy No 1 Catawba
           Elec Rev (MBIA Insd)........................   6.000    01/01/12      9,134,316
  2,750    North Carolina St Pub Impt Ser A............   5.000    09/01/02      2,816,440
                                                                              ------------
                                                                                21,506,904
                                                                              ------------
           OHIO  3.2%
  3,030    Cleveland Cuyahoga Cnty, OH Dev Port Auth
           Rev Cleveland Bond Fd Ser B.................   5.375    05/15/18      2,722,091
  2,750    Columbus, OH Ser 2 (a)......................   5.000    06/15/07      2,883,485
  1,000    Cuyahoga Cnty, OH Hosp Facs Rev Canton Inc
           Proj........................................   7.500    01/01/30      1,039,340
  4,800    Franklin Cnty, OH Hosp Rev Holy Cross Hlth
           Sys Ser B Rfdg (MBIA Insd)..................   5.250    06/01/10      4,947,552
  2,070    Montgomery Cnty, OH Hosp Rev Grandview Hosp
           & Med Cent Rfdg.............................   5.250    12/01/02      2,125,538
  1,580    Montgomery Cnty, OH Hosp Rev Grandview Hosp
           & Med Cent Rfdg.............................   5.375    12/01/05      1,674,563
  2,270    Montgomery Cnty, OH Hosp Rev Kettering Med
           Cent Impt & Rfdg (MBIA Insd)................   6.250    04/01/20      2,532,775
  1,000    Ohio St Air Qual Dev Auth Rev JMG Funding
           Ltd Partn Proj Rfdg (AMBAC Insd)............   6.375    04/01/29      1,049,730
  1,000    Ohio St Higher Ed Cap Facs Ser II A (a).....   5.250    12/01/05      1,057,230
  6,500    Parma, OH Hosp Impt Rev Parma Cmnty Gen Hosp
           Assoc Rfdg..................................   5.375    11/01/29      5,666,115
  2,000    University Cincinnati, OH Gen Rcpts Ser A
           (FGIC Insd) (a).............................   5.000    06/01/31      1,880,160
                                                                              ------------
                                                                                27,578,579
                                                                              ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY      VALUE
           OKLAHOMA  1.2%
$ 1,660    Cleveland Cnty, OK Home Ln Auth Single
           Family Mtg Rev Rfdg.........................   8.000%   08/01/12   $  1,698,412
  1,240    Kay Cnty, OK Home Fin Auth Rev Single Family
           Mtg Ser A Rfdg (AMBAC Insd).................   7.000    11/01/11      1,474,856
  4,845    Oklahoma Hsg Fin Agy Single Family Rev Mtg
           Class B (GNMA Collateralized)...............   7.997    08/01/18      5,424,607
  1,300    Oklahoma St Inds Auth Rev OK Med Resh Fndtn
           Proj (AMBAC Insd)...........................   5.250    02/01/21      1,257,230
                                                                              ------------
                                                                                 9,855,105
                                                                              ------------
           OREGON  0.3%
  2,285    Washington Cnty, OR Sch Dist (FSA Insd).....   5.375    06/15/14      2,358,714
                                                                              ------------

           PENNSYLVANIA  3.3%
  2,450    Allegheny Cnty, PA Hosp Dev Auth Rev Hosp OH
           Vly Genl Hosp Rfdg..........................   5.875    04/01/11      2,298,321
  2,500    Allegheny Cnty, PA San Auth Swr (MBIA
           Insd).......................................   5.500    12/01/30      2,515,850
  1,000    Carbon Cnty, PA Indl Dev Auth Panther Creek
           Partners Proj Rfdg (LOC: Paribas & Union Bk
           of CA Intl).................................   6.650    05/01/10      1,021,360
    135    Lehigh Cnty, PA Gen Purp Auth Rev First Mtg
           Bible Fellowship Proj A Rfdg................   4.800    12/15/03        130,802
    210    Lehigh Cnty, PA Gen Purp Auth Rev First Mtg
           Bible Fellowship Proj A Rfdg................   5.000    12/15/05        197,988
    275    Lehigh Cnty, PA Gen Purp Auth Rev First Mtg
           Bible Fellowship Proj A Rfdg................   5.100    12/15/06        257,843
    295    Lehigh Cnty, PA Gen Purp Auth Rev First Mtg
           Bible Fellowship Proj A Rfdg................   5.250    12/15/07        275,560
    210    Lehigh Cnty, PA Gen Purp Auth Rev First Mtg
           Bible Fellowship Proj A Rfdg................   5.300    12/15/08        194,019
    320    Lehigh Cnty, PA Gen Purp Auth Rev First Mtg
           Bible Fellowship Proj A Rfdg................   5.300    12/15/09        291,296
    240    Lehigh Cnty, PA Gen Purp Auth Rev First Mtg
           Bible Fellowship Proj A Rfdg................   5.400    12/15/10        217,222
  1,650    Lycoming Cnty, PA Auth College Rev PA
           College of Technology (AMBAC Insd)..........   5.350    07/01/26      1,641,965
  2,000    Montgomery Cnty, PA Indl Dev Auth Retirement
           Cmnty Rev Adult Cmntys Total Svcs Ser B.....   5.625    11/15/12      1,973,260

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY      VALUE
           PENNSYLVANIA (CONTINUED)
$ 2,700    Pennsylvania Econ Dev Fin Auth Res Recovery
           Rev Colver Proj Ser D.......................   7.150%   12/01/18   $  2,769,498
  5,000    Philadelphia, PA (FSA Insd).................   5.000    09/15/31      4,635,400
  1,500    Philadelphia, PA Sch Dist Ser A (FSA
           Insd).......................................   5.750    02/01/12      1,618,920
  9,000    Philadelphia, PA Sch Dist Ser A (MBIA
           Insd).......................................   4.500    04/01/23      7,733,160
                                                                              ------------
                                                                                27,772,464
                                                                              ------------
           RHODE ISLAND  0.9%
  2,275    Providence, RI Redev Agy Ctfs Partn Ser A...   8.000    09/01/24      2,325,915
  4,750    Rhode Island Hsg & Mtg Fin Corp (Inverse
           Fltg) (d)...................................  10.114    04/01/24      4,993,438
                                                                              ------------
                                                                                 7,319,353
                                                                              ------------
           SOUTH CAROLINA  0.6%
  2,000    Charleston Cnty, SC Hlth Facs Rev First Mtg
           Episcopal Church Proj Ser A.................   5.400    04/01/04      1,984,400
  1,125    Rock Hill, SC Util Sys Rev Comb Ser C Rfdg
           (FSA Insd)..................................   5.125    01/01/13      1,150,763
  1,950    South Carolina St Pub Svc Auth Rev Santee
           Cooper Ser D (Prerefunded @ 07/01/02) (AMBAC
           Insd).......................................   6.500    07/01/14      2,057,855
                                                                              ------------
                                                                                 5,193,018
                                                                              ------------
           SOUTH DAKOTA  0.7%
  5,940    South Dakota Hsg Dev Auth Home Ownership Mtg
           Ser F.......................................   5.800    05/01/28      5,973,917
                                                                              ------------

           TENNESSEE  2.1%
  4,000    Johnson City, TN Hlth & Edl Facs Brd Hosp
           Rev First Mtg Mtn States Hlth Ser A Rfdg
           (MBIA Insd).................................   7.500    07/01/25      4,795,480
  2,500    Memphis, TN.................................   5.250    10/01/14      2,545,225
  4,000    Municipal Energy Acquisition Corp TN Gas Rev
           (FSA Insd)..................................   4.000    03/01/05      3,884,120
  4,300    Municipal Energy Acquisition Corp TN Gas Rev
           (FSA Insd)..................................   4.125    03/01/07      4,104,006
  2,620    Tennessee Hsg Dev Agy Home Ownership Pgm
           2-A.........................................   5.700    07/01/31      2,636,873
                                                                              ------------
                                                                                17,965,704
                                                                              ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY      VALUE
           TEXAS  7.6%
$ 6,500    Alliance Arpt Auth Inc TX Spl Fac Rev
           American Airls Inc Proj.....................   7.500%   12/01/29   $  6,642,090
  6,000    Brazos River Auth, TX Pollutn Ctl Rev Coll
           TX Util Elec Co Proj A (AMBAC Insd).........   6.750    04/01/22      6,251,520
    420    Brazos, TX Higher Edl Auth Inc Student Rev
           Subser C2 Rfdg (Std Lns Gtd)................   7.100    11/01/04        449,774
  1,350    Cameron Cnty, TX Ctfs Oblig (AMBAC Insd)....   5.750    02/15/14      1,424,642
  2,500    Coastal Bend Hlth Fac Dev TX Ser C (Inverse
           Fltg) (AMBAC Insd) (d)......................   7.878    11/15/13      2,712,500
  2,420    Dallas Cnty, TX Cmnty College Dist Rev Fing
           Sys (AMBAC Insd)............................   5.375    02/15/16      2,443,426
  6,000    Dallas-Fort Worth, TX Intl Arpt Fac Impt
           Corp Rev American Airls Inc.................   6.375    05/01/35      5,991,720
  3,600    Dallas-Fort Worth, TX Intl Arpt Fac Impt
           Corp Rev Delta Airls Inc. ..................   7.625    11/01/21      3,718,296
  2,000    Fort Worth, TX Wtr & Swr Rev Rfdg & Impt....   5.500    02/15/05      2,105,520
  4,000    Harris Cnty, TX Hlth Fac Dev Corp Rev
           Christus Hlth Ser A (MBIA Insd).............   5.375    07/01/24      3,816,320
  1,000    Harris Cnty, TX Hlth Facs Dev Corp Hosp Rev
           Mem Hermann Hlthcare Ser A (a)..............   6.375    06/01/29      1,002,300
  1,745    Harris Cnty, TX Ref Perm Impt...............   5.000    10/01/11      1,773,164
  3,345    Houston, TX Hotel Occupancy Tax Convtn &
           Entertnmnt Ser B (AMBAC Insd) (a)...........   5.750    09/01/14      3,541,184
  3,000    Houston, TX Indpt Sch Dist Maintenance Tax
           Nts (FSA Insd) (a)..........................   5.000    07/15/20      2,845,350
  6,790    Houston, TX Indpt Sch Dist Pub Fac Corp
           Lease Rev Cap Apprec West Side Ser B (AMBAC
           Insd).......................................    *       09/15/14      3,344,143
  1,500    Houston, TX Ref Public Impt (FSA Insd)......   5.750    03/01/15      1,576,710
  2,500    Houston, TX Wtr & Swr Sys Rev Jr Lien Ser B
           Rfdg (FGIC Insd)............................   6.250    12/01/05      2,730,725
  1,000    Mesquite, TX Hlth Fac Dev Christian Care
           Retirement Fac Ser A........................   7.625    02/15/28        997,560
  1,400    Metropolitan Hlth Facs Dev Corp TX Wilson N
           Jones Mem Hosp Proj.........................   7.250    01/01/31      1,389,668
  4,573    Region One Edl Svc Cent Sub Tech Fac Proj
           (e).........................................   6.590    12/15/17      4,790,007
  1,515    Texas Gen Svcs Comm Partn Int Lease Purch
           Ctfs........................................   7.250    08/01/11      1,539,021

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY      VALUE
           TEXAS (CONTINUED)
$ 2,000    Texas Muni Pwr Agy Rev (Prerefunded @
           09/01/02) (MBIA Insd).......................   5.750%   09/01/12   $  2,062,660
  4,000    Texas Muni Pwr Agy Rev Rfdg (MBIA Insd).....    *       09/01/15      1,847,880
                                                                              ------------
                                                                                64,996,180
                                                                              ------------
           UTAH  0.5%
  3,710    Bountiful, UT Hosp Rev South Davis Cmnty
           Hosp Proj (Prerefunded @ 06/15/04)..........   9.500    12/15/18      4,431,150
                                                                              ------------

           VIRGINIA  2.4%
  1,320    Fairfax Cnty, VA Ctfs Partn.................   5.300    04/15/23      1,314,034
  1,500    Henrico Cnty, VA Indl Dev Auth Pub Fac Lease
           Rev Henrico Cnty Regl Jail Proj.............   6.500    08/01/10      1,681,530
  1,500    Henrico Cnty, VA Indl Dev Auth Pub Fac Lease
           Rev Henrico Cnty Regl Jail Proj.............   7.125    08/01/21      1,715,445
  1,630    Richmond, VA (FSA Insd).....................   5.125    01/15/08      1,717,743
  1,340    Richmond, VA (FSA Insd).....................   5.500    01/15/10      1,445,083
  5,000    Roanoke, VA Indl Dev Auth Hosp Rev Roanoke
           Mem Hosp Ser B Rfdg (MBIA Insd).............   6.250    07/01/20      5,141,600
  1,875    Virginia St Hsg Dev Auth Comwlth Mtg Subser
           A-3.........................................   5.650    07/01/07      1,948,744
  1,960    Virginia St Hsg Dev Auth Comwlth Mtg Subser
           A-3.........................................   5.700    07/01/08      2,044,535
  2,095    Virginia St Hsg Dev Auth Comwlth Mtg Subser
           A-3.........................................   5.800    07/01/09      2,198,388
  1,210    Virginia St Hsg Dev Auth Comwlth Mtg Subser
           A-3.........................................   5.900    07/01/10      1,274,481
                                                                              ------------
                                                                                20,481,583
                                                                              ------------
           WASHINGTON  3.7%
  5,000    Bellevue, WA Convention Cent Auth Spl Oblig
           Rev Rfdg (MBIA Insd)........................    *       02/01/24      1,361,450
  1,000    Chelan Cnty, WA Pub Util Dist No. 1 Cons Rev
           Chelan Hydro Ser A (MBIA Insd)..............   5.600    01/01/36        985,610
  3,230    Clark Cnty, WA Pub Util Dist No. 001 Gen Sys
           Rev Ref (FSA Insd)..........................   5.500    01/01/07      3,422,153
  3,000    Clark Cnty, WA Pub Util Dist No. 001 Gen Sys
           Rev Ref (FSA Insd)..........................   5.625    01/01/12      3,176,370
  3,000    Energy Northwest WA Elec Rev Proj No 3 Ser A
           Rfdg (FSA Insd).............................   5.500    07/01/18      3,038,490
  5,000    King Cnty, WA Ser B Rfdg (MBIA Insd)........   5.250    01/01/34      4,785,400
  1,000    Port Seattle, WA Rev Ser B (MBIA Insd)......   5.625    02/01/24      1,009,240

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY      VALUE
           WASHINGTON (CONTINUED)
$ 1,500    Seattle, WA Mun Lt & Pwr Rev Impt & Rfdg
           (FSA Insd)..................................   5.500%   03/01/17   $  1,522,080
  1,750    Washington St Pub Pwr Supply Sys Nuclear
           Proj No 1 Rev (MBIA Insd)...................   5.750    07/01/12      1,845,918
 10,495    Washington St Pub Pwr Supply Sys Nuclear
           Proj No 1 Rev Ser B Rfdg (MBIA Insd)........   5.600    07/01/15     10,674,465
                                                                              ------------
                                                                                31,821,176
                                                                              ------------
           WEST VIRGINIA  0.8%
  6,550    Harrison Cnty, WV Cnty Cmnty Solid Waste
           Disp Rev Potomac Edison Co Ser A (MBIA
           Insd).......................................   6.875    04/15/22      6,841,475
                                                                              ------------

           WISCONSIN  2.6%
  1,000    Madison, WI Indl Dev Rev Madison Gas & Elec
           Co Proj Ser A...............................   6.750    04/01/27      1,040,530
  1,750    Wisconsin Hsg & Econ Dev Auth Home Ownership
           Rev Ser F...................................   5.250    07/01/29      1,642,393
  5,250    Wisconsin Hsg & Econ Dev Auth Hsg Rev Ser
           B...........................................   7.050    11/01/22      5,446,560
  7,280    Wisconsin St Hlth & Edl Fac Auth Rev
           Children's Hosp (FGIC Insd).................   5.000    08/15/10      7,367,724
  1,000    Wisconsin St Hlth & Edl Fac Auth Rev Kenosha
           Hosp & Med Ctr Proj.........................   5.700    05/15/20        919,940
  5,000    Wisconsin St Hlth & Edl Facs Auth Mercy Hlth
           Sys Corp (AMBAC Insd).......................   5.500    08/15/25      4,996,200
  1,000    Wisconsin St Hlth & Edl Facs Auth Rev
           Kenosha Hosp & Med Cent Proj................   5.625    05/15/29        883,660
                                                                              ------------
                                                                                22,297,007
                                                                              ------------
           WYOMING  0.6%
    640    Wyoming Cmnty Dev Auth Single Fam Ser G
           (FHA/VA Gtd)................................   7.250    06/01/21        662,438
  4,000    Wyoming Cmnty Dev Auth Single Fam Ser H (FHA
           Gtd)........................................   7.100    06/01/12      4,167,840
                                                                              ------------
                                                                                 4,830,278
                                                                              ------------
           GUAM  0.6%
  5,000    Guam Pwr Auth Rev Ser A (AMBAC Insd)........   5.250    10/01/34      4,930,750
                                                                              ------------

           PUERTO RICO  0.2%
  2,000    Puerto Rico Indl Tourist Edl Med &
           Environmental Ctl Fac Fin Auth Higher Edl
           Rev.........................................   5.375    02/01/29      1,823,080
                                                                              ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)      DESCRIPTION                                   COUPON    MATURITY      VALUE
TOTAL LONG-TERM INVESTMENTS  98.9%
  (Cost $818,552,106)......................................................   $842,601,787

SHORT-TERM INVESTMENT  0.3%
  (Cost $2,400,000)........................................................      2,400,000
                                                                              ------------

TOTAL INVESTMENTS  99.2%
  (Cost $820,952,106)......................................................    845,001,787
OTHER ASSETS IN EXCESS OF LIABILITIES  0.8%................................      6,503,258
                                                                              ------------
NET ASSETS  100.0%.........................................................   $851,505,045
                                                                              ============

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(d) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

(e) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FHA/VA--Federal Housing Administration/Department of Veterans Affairs
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.
Std Lns--Student Loans
                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $820,952,106).......................    $845,001,787
Cash........................................................          68,071
Receivables:
  Investments Sold..........................................      16,422,044
  Interest..................................................      13,697,385
Other.......................................................          14,574
                                                                ------------
    Total Assets............................................     875,203,861
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      22,480,031
  Investment Advisory Fee...................................         493,953
  Income Distributions--Preferred Shares....................         225,084
  Administrative Fee........................................         141,130
  Affiliates................................................          14,089
Trustees' Deferred Compensation and Retirement Plans........         174,969
Accrued Expenses............................................         169,560
                                                                ------------
    Total Liabilities.......................................      23,698,816
                                                                ------------
NET ASSETS..................................................    $851,505,045
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 12,000 issued with liquidation preference of
  $25,000 per share)........................................    $300,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 36,365,393 shares issued and
  outstanding)..............................................         363,654
Paid in Surplus.............................................     538,413,497
Net Unrealized Appreciation.................................      24,049,681
Accumulated Undistributed Net Investment Income.............         510,493
Accumulated Net Realized Loss...............................     (11,832,280)
                                                                ------------
    Net Assets Applicable to Common Shares..................     551,505,045
                                                                ------------
NET ASSETS..................................................    $851,505,045
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($551,505,045 divided by
  36,365,393 shares outstanding)............................    $      15.17
                                                                ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................    $25,074,394
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      2,981,903
Administrative Fee..........................................        851,973
Preferred Share Maintenance.................................        396,347
Trustees' Fees and Related Expenses.........................         29,515
Custody.....................................................         27,751
Legal.......................................................         23,057
Other.......................................................        201,609
                                                                -----------
    Total Expenses..........................................      4,512,155
    Less Credits Earned on Cash Balances....................          4,920
                                                                -----------
    Net Expenses............................................      4,507,235
                                                                -----------
NET INVESTMENT INCOME.......................................    $20,567,159
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $   652,511
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     15,001,031
  End of the Period.........................................     24,049,681
                                                                -----------
Net Unrealized Appreciation During the Period...............      9,048,650
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $ 9,701,161
                                                                -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $30,268,320
                                                                ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2001 and the Year Ended October 31, 2000 (Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2001     OCTOBER 31, 2000
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $ 20,567,159        $ 42,773,937
Net Realized Gain/Loss.............................        652,511          (8,271,851)
Net Unrealized Appreciation During the Period......      9,048,650          23,295,865
                                                      ------------        ------------
Change in Net Assets from Operations...............     30,268,320          57,797,951
                                                      ------------        ------------

Distributions from Net Investment Income:
  Common Shares....................................    (15,036,343)        (34,036,128)
  Preferred Shares.................................     (5,856,767)        (12,520,067)
                                                      ------------        ------------
Total Distributions................................    (20,893,110)        (46,556,195)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................      9,375,210          11,241,756

NET ASSETS:
Beginning of the Period............................    842,129,835         830,888,079
                                                      ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $510,493
  and $836,444, respectively)......................   $851,505,045        $842,129,835
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           SIX
                                                         MONTHS
                                                          ENDED          YEAR ENDED
                                                                         OCTOBER 31,
                                                                     -------------------
                                                        APRIL 30,    -------------------
                                                          2001        2000        1999
                                                        --------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A)........     $14.91      $ 14.60    $  17.39
                                                         ------      -------    --------
  Net Investment Income.............................        .56         1.17        1.20
  Net Realized and Unrealized Gain/Loss.............        .27          .42       (2.30)
                                                         ------      -------    --------
Total from Investment Operations....................        .83         1.59       (1.10)
                                                         ------      -------    --------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders.....................        .41          .94         .96
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders........................        .16          .34         .24
  Distributions from Net Realized Gain:
    Paid to Common Shareholders.....................        -0-          -0-         .43
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders........................        -0-          -0-         .06
                                                         ------      -------    --------
Total Distributions.................................        .57         1.28        1.69
                                                         ------      -------    --------
NET ASSET VALUE, END OF THE PERIOD..................     $15.17      $ 14.91    $  14.60
                                                         ======      =======    ========

Market Price Per Share at End of the Period.........     $13.59      $12.625    $13.1875
Total Investment Return at Market Price (b).........     10.95%**      2.80%     -14.47%
Total Return at Net Asset Value (c).................      4.51%**      8.88%      -8.64%
Net Assets at End of the Period (In millions).......     $851.5      $ 842.1    $  830.9
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares*.................................      1.63%        1.67%       1.60%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...................      5.31%        5.71%       5.95%
Portfolio Turnover..................................        12%**        39%         80%
 * Ratio of Expenses to Average Net Assets Including
  Preferred Shares..................................      1.06%        1.07%       1.06%
** Non-annualized

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.192 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

      TWO                                                              SEPT. 27, 1991
     MONTHS                                                            (COMMENCEMENT
     ENDED                     YEAR ENDED AUGUST 31,                   OF INVESTMENT
    OCT. 31,   -----------------------------------------------------   OPERATIONS) TO
      1998       1998      1997     1996     1995     1994     1993    AUG. 31, 1992
-------------------------------------------------------------------------------------
    $  17.32   $  16.60   $15.84   $15.73   $15.56   $17.04   $16.33      $ 14.81
    --------   --------   ------   ------   ------   ------   ------      -------
         .21       1.26     1.28     1.30     1.31     1.34     1.41         1.17
         .08        .72      .73      .10      .26    (1.42)     .78         1.37
    --------   --------   ------   ------   ------   ------   ------      -------
         .29       1.98     2.01     1.40     1.57     (.08)    2.19         2.54
    --------   --------   ------   ------   ------   ------   ------      -------
         .16        .96      .96      .99     1.08     1.12     1.10          .81
         .02        .30      .29      .30      .32      .28      .24          .21
         -0-        -0-      -0-      -0-      -0-      -0-      .11          -0-
         .04        -0-      -0-      -0-      -0-      -0-      .03          -0-
    --------   --------   ------   ------   ------   ------   ------      -------
         .22       1.26     1.25     1.29     1.40     1.40     1.48         1.02
    --------   --------   ------   ------   ------   ------   ------      -------
    $  17.39   $  17.32   $16.60   $15.84   $15.73   $15.56   $17.04      $ 16.33
    ========   ========   ======   ======   ======   ======   ======      =======

    $16.8125   $16.1875   $15.75   $14.50   $14.25   $15.00   $16.75      $16.125
       4.84%**    9.06%   15.87%    8.98%    2.39%   -3.94%   11.90%       13.24%**
       1.33%**   10.38%   11.14%    7.09%    8.55%   -2.22%   12.31%       14.64%**
    $  930.6   $  928.2   $901.9   $874.6   $870.7   $864.4   $917.9      $ 891.7
       1.57%      1.57%    1.61%    1.61%    1.65%    1.64%    1.59%        1.49%
       6.48%      5.66%    6.04%    6.20%    6.48%    6.52%    7.08%        6.85%
          6%**      94%      54%      36%      49%      47%      48%         100%**
       1.07%      1.06%    1.07%    1.06%    1.07%    1.09%    1.06%        1.03%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Trust currently does not accrete market discount on fixed income securities. Upon adoption, the Trust will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of April 30, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $586,886.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2000, the Trust had an accumulated capital loss carryforward for tax purposes of $12,484,788,which will expire between October 31, 2007 and October 31, 2008.

    At April 30, 2001, for federal income tax purposes, cost of long- and short-term investments is $820,952,106, the aggregate gross unrealized appreciation is $35,153,648 and the aggregate gross unrealized depreciation is $11,103,967, resulting in net unrealized appreciation on long- and short-term investments of $24,049,681.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. EXPENSE REDUCTION During the six months ended April 30, 2001, the Trust's custody fee was reduced by $4,920 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective May 17, 2001, this fee was reduced from
 .70% to .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2001, the Trust recognized expenses of approximately $10,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2001, the Trust recognized expenses of approximately $32,000 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of other and legal expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $140,838,274 and $103,419,764, respectively.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

4. PREFERRED SHARES

The Trust has outstanding 12,000 Auction Preferred Shares ("APS") in four series of 3,000 shares each. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend periods for Series A and C are generally seven days. The dividend periods for Series B and D are 28 days. The average rate in effect on April 30, 2001 was 3.775%. During the six months ended April 30, 2001, the rates ranged from 2.75% to 5.10%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

    Copyright (C) 2001 Van Kampen Funds Inc. All rights reserved.